Exhibit 10.4

                        GUARANTEE AND SECURITY AGREEMENT


                                   dated as of


                               September 10, 2003


                                      among


                                  CONSECO, INC.


                     THE SUBSIDIARY GUARANTORS PARTY HERETO


                                       and


                              BANK OF AMERICA, N.A.
                                    as Agent

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----
Section 1.   Definitions.......................................................1
Section 2.   Guarantees by Subsidiary Guarantors..............................11
Section 3.   Grant of Transaction Liens.......................................15
Section 4.   General Representations and Warranties...........................17
Section 5.   Further Assurances; General Covenants............................19
Section 6.   Accounts.........................................................22
Section 7.   Chattel Paper and Instruments....................................22
Section 8.   Commercial Tort Claims...........................................23
Section 9.   Equipment........................................................24
Section 10.  Material Government Contracts....................................24
Section 11.  Recordable Intellectual Property.................................26
Section 12.  Proceeds of Letters of Credit....................................26
Section 13.  Investment Property..............................................27
Section 14.  Investment Property Collateral Accounts..........................30
Section 15.  Controlled Deposit Accounts......................................31
Section 16.  Cash Collateral Accounts.........................................31
Section 17.  Operation of Collateral Accounts.................................32
Section 18.  Transfer of Record Ownership.....................................34
Section 19.  Right to Vote Securities.........................................35
Section 20.  Certain Cash Distributions.......................................35
Section 21.  Remedies upon Event of Default...................................36
Section 22.  Application of Proceeds..........................................37
Section 23.  Fees and Expenses; Indemnification...............................38
Section 24.  Authority to Administer Collateral...............................40
Section 25.  Limitation on Duty in Respect of Collateral......................40
Section 26.  General Provisions Concerning the Agent..........................41
Section 27.  Termination of Transaction Liens; Release of Collateral..........44
Section 28.  Additional Subsidiary Guarantors and Lien Grantors...............45
Section 29.  Notices..........................................................45
Section 30.  No Implied Waivers; Remedies Not Exclusive.......................47
Section 31.  Successors and Assigns...........................................47
Section 32.  Amendments and Waivers...........................................47
Section 33.  Choice of Law....................................................48
Section 34.  Waiver of Jury Trial.............................................48
Section 35.  Severability.....................................................48


SCHEDULES:
---------

         Schedule 1 Equity Interests in Subsidiaries and Affiliates Owned by Original Lien Grantors

         Schedule 2        Other Investment Property Owned by Original Lien
                           Grantors

         Schedule 3        Material Commercial Tort Claims

         Schedule 4        1999 Facility Collateral

EXHIBITS:
--------

         Exhibit A         Security Agreement Supplement

         Exhibit B         Copyright Security Agreement

         Exhibit C         Patent Security Agreement

         Exhibit D         Trademark Security Agreement

         Exhibit E         Perfection Certificate

         Exhibit F         Issuer Control Agreement

         Exhibit G         Securities Account Control Agreement

         Exhibit H-1       List of Material Government Contracts

         Exhibit H-2       Assignment of Government Contract

         Exhibit H-3       Notice of Assignment of Government Contract

         Exhibit I         List of Letters of Credit


                        GUARANTEE AND SECURITY AGREEMENT

     AGREEMENT dated as of September 10, 2003 among CONSECO, INC., the SUBSIDIARY GUARANTORS party hereto and BANK OF AMERICA, N.A., as Agent.

     WHEREAS, the Company is entering into the Credit Agreement described in
Section 1 hereof in order to provide for the partial satisfaction of certain pre-petition claims against the Company and certain of its Subsidiaries;

     WHEREAS, the Company is willing to secure its obligations under the Credit Agreement by granting Liens on substantially all of its assets to the Agent as provided in the Security Documents;

     WHEREAS, the Company is willing to cause each of its current and future Domestic Subsidiaries (other than Insurance Subsidiaries, Subsidiaries of Insurance Subsidiaries and Immaterial Subsidiaries) to guarantee the foregoing obligations of the Company and to secure its guarantee thereof by granting Liens on substantially all of its assets to the Agent as provided in the Security Documents;

     WHEREAS, the Banks are not willing to enter into the Credit Agreement unless (i) the foregoing obligations of the Company are secured and guaranteed as described above and (ii) each guarantee thereof is secured by Liens on substantially all of the assets of the relevant Subsidiary Guarantor as provided in the Security Documents; and

     WHEREAS, upon any foreclosure or other enforcement of the Security Documents, the net proceeds of, or other collections on, the relevant Collateral are to be received by or paid over to the Agent and applied as provided in
Section 22 hereof;

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions. (a) Terms Defined in Credit Agreement. Terms defined in the Credit Agreement and not otherwise defined in subsection (b) or
(c) of this Section have, as used herein, the respective meanings provided for therein.

     (b) Terms Defined in UCC. As used herein, each of the following terms has the meaning specified in the UCC:


Term                                                                 UCC
----                                                                 ---
Account                                                              9-102
Authenticate                                                         9-102
Certificated Security                                                8-102
Chattel Paper                                                        9-102
Commercial Tort Claim                                                9-102
Commodity Account                                                    9-102
Commodity Contract                                                   9-102
Commodity Customer                                                   9-102
Commodity Intermediary                                               9-102
Deposit Account                                                      9-102
Document                                                             9-102
Electronic Chattel Paper                                             9-102
Entitlement Holder                                                   8-102
Entitlement Order                                                    8-102
Equipment                                                            9-102
Financial Asset                                                      8-102 & 103
General Intangibles                                                  9-102
Instrument                                                           9-102
Inventory                                                            9-102
Investment Property                                                  9-102
Letter-of-Credit Right                                               9-102
Payment Intangible                                                   9-102
Record                                                               9-102
Securities Account                                                   8-501
Securities Intermediary                                              8-102
Security                                                             8-102 & 103
Security Entitlement                                                 8-102
Supporting Obligations                                               9-102
Tangible Chattel Paper                                               9-102
Uncertificated Security                                              8-102

     (c) Additional Definitions. The following additional terms, as used herein, have the following meanings:

     "Agent" means Bank of America, N.A., in its capacity as Agent under the Loan Documents, and its successors and assigns in such capacity.

     "Article 9" means Article 9 of the Uniform Commercial Code as set forth in the 1998 Official Text thereof; provided that, when used with respect to any jurisdiction on or after the date when such Article 9 (with or without local changes therein) first becomes effective in such jurisdiction, "Article 9" refers to Article 9 as in effect in such jurisdiction from time to time.

     "Assignment of Claims Act" has the meaning specified in Section 10(e).

     "Cash Collateral Account" has the meaning specified in Section 16.

     "Cash Distributions" means dividends, interest and other distributions and payments (including proceeds of liquidation, sale or other disposition) made or received in cash upon or with respect to any Collateral.

     "Collateral" means all property, whether now owned or hereafter acquired, on which a Lien is granted or purports to be granted to the Agent pursuant to the Security Documents. When used with respect to a specific Lien Grantor, the term "Collateral" means all its property on which such a Lien is granted, or purports to be granted, pursuant to the Security Documents.

     "Collateral Accounts" means the Cash Collateral Accounts, the Controlled Deposit Accounts, the Controlled Securities Accounts and the Investment Property Collateral Accounts.

     "Commodity Account Control Agreement" means, with respect to any Commodity Account as to which a Lien Grantor is the Commodity Customer, an agreement by such Lien Grantor, the Agent and the relevant Commodity Intermediary that the Commodity Intermediary will apply any value distributed on account of the Commodity Contracts carried in such Commodity Account as directed by the Agent without further consent by such Lien Grantor. Each such agreement must be reasonably satisfactory in form and substance to the Agent.

     "Company" means Conseco, Inc., a Delaware corporation.

     "Control" has the following meanings:

          (a) when used with respect to any Security or Security Entitlement, the meaning specified in UCC Section 8-106;

          (b) when used with respect to any Deposit Account, the meaning specified in UCC Section 9-104;

          (c) when used with respect to any Electronic Chattel Paper, the meaning specified in UCC Section 9-105;

          (d) when used with respect to any Commodity Account or Commodity Contract, the meaning specified in UCC Section 9-106(b); and

          (e) when used with respect to any right to payment or performance by the issuer or a Nominated Person in respect of a letter of credit, the meaning specified in UCC Section 9-107.

     "Controlled Commodity Account" means a Commodity Account as to which (i) a Lien Grantor is the Commodity Customer and (ii) a Commodity Account Control Agreement is in effect.

     "Controlled Deposit Account" means a Deposit Account (i) that is subject to a Deposit Account Control Agreement or (ii) as to which the Agent is the Depositary Bank's "customer" (as defined in UCC Section 4-104).

     "Controlled Securities Account" means a Securities Account that (i) is maintained in the name of a Lien Grantor at an office of a Securities Intermediary located in the United States and (ii) together with all Financial Assets credited thereto and all related Security Entitlements, is subject to a Securities Account Control Agreement among such Lien Grantor, the Agent and such Securities Intermediary.

     "Copyright License" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence, including any agreement identified in Schedule 1 to any Copyright Security Agreement.

     "Copyright Security Agreement" means a Copyright Security Agreement, substantially in the form of Exhibit B, executed and delivered by a Lien Grantor in favor of the Agent for the benefit of the Secured Parties.

     "Copyrights" means all the following: (i) all copyrights under the laws of the United States (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States or any State thereof, including those described in
Schedule 1 to any Copyright Security Agreement, (ii) all renewals of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

     "Credit Agreement" means the Credit Agreement dated as of the date hereof among Conseco, Inc., the Banks party thereto, and Bank of America, N.A., as Agent.

     "D&O Loan Collateral" means the right, title and interest of the Company in, to and under the D&O Loans and all Proceeds thereof.

     "Deposit Account Control Agreement" means, with respect to any Deposit Account of any Lien Grantor, an agreement among such Lien Grantor, the Agent and the relevant Depositary Bank, set forth in an Authenticated Record, (i) that such Depositary Bank will comply with instructions originated by the Agent directing disposition of the funds in such Deposit Account without further consent by such Lien Grantor and (ii) subordinating to the relevant Transaction Lien all claims of the Depositary Bank to such Deposit Account (except its right to deduct its customary operating charges and any uncollected funds previously credited thereto).

     "Depositary Bank" means a bank at which a Controlled Deposit Account is maintained.

     "Equity Interest" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof,
(v) any warrant, option or other right to acquire any Equity Interest described in this definition or (vi) any Security Entitlement in respect of any Equity Interest described in this definition.

     "Federal Government" means the federal government of the United States or any agency or instrumentality thereof.

     "Intellectual Property Filing" means (i) with respect to any Patent, Patent License, Trademark or Trademark License, the filing of the applicable Patent Security Agreement or Trademark Security Agreement with the United States Patent and Trademark Office, together with an appropriately completed recordation form and (ii) with respect to any Copyright or Copyright License, the filing of the applicable Copyright Security Agreement with the United States Copyright Office, together with an appropriately completed recordation form, in each case sufficient to record the Transaction Lien granted to the Agent in such Recordable Intellectual Property.

     "Intellectual Property Security Agreement" means a Copyright Security Agreement, a Patent Security Agreement or a Trademark Security Agreement.

     "Investment Property Collateral Account" has the meaning specified in
Section 14.

     "Issuer Control Agreement" means an Issuer Control Agreement substantially in the form of Exhibit F (with any changes that the Agent shall have approved).

     "Lien Grantors" means the Company and the Subsidiary Guarantors.

     "Liquid Investment" means a Cash Equivalent (other than commercial paper) that matures within 30 days after it is first included in the Collateral.

     "LLC Interest" means a membership interest or similar interest in a limited liability company.

     "Material Commercial Tort Claim" means a Commercial Tort Claim involving a claim for more than $500,000.

     "Material Government Contract" means a contract, between a Lien Grantor and either (i) the Federal Government or (ii) a state or local government or any agency or instrumentality thereof, that provides (or can reasonably be expected to provide) for payments to such Lien Grantor in an aggregate amount exceeding $250,000.

     "1999 Facility Collateral" has the meaning specified in Schedule 4.

     "Nominated Person" means a Person whom the issuer of a letter of credit (i) designates or authorizes to pay, accept, negotiate or otherwise give value under such letter of credit and (ii) undertakes by agreement or custom and practice to reimburse.

     "Opinion of Counsel" means a written opinion of legal counsel (who may be counsel to a Lien Grantor or other counsel, in either case reasonably acceptable to the Agent) addressed and delivered to the Agent.

     "Original Lien Grantor" means any Lien Grantor that grants a Lien on any of its assets hereunder on the Effective Date.

     "own" refers to the possession of sufficient rights in property to grant a security interest therein as contemplated by UCC Section 9-203, and "acquire" refers to the acquisition of any such rights.

     "Partnership Interest" means a partnership interest, whether general or limited.

     "Patent License" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence or not, including any agreement identified in Schedule 1 to any Patent Security Agreement.

     "Patent Security Agreement" means a Patent Security Agreement, substantially in the form of Exhibit C, executed and delivered by a Lien Grantor in favor of the Agent for the benefit of the Secured Parties.

     "Patents" means (i) all letters patent and design letters patent of the United States and all applications for letters patent or design letters patent of the United States, including applications in the United States Patent and Trademark Office or in any similar office or agency of the United States or any State thereof, including those described in Schedule 1 to any Patent Security Agreement, (ii) all reissues, divisions, continuations, continuations in part, revisions and extensions of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

     "Perfection Certificate" means, with respect to any Lien Grantor, a certificate substantially in the form of Exhibit E, completed and supplemented with the schedules contemplated thereby to the satisfaction of the Agent, and signed by an officer of such Lien Grantor.

     "Permitted Liens" means (i) the Transaction Liens and (ii) any other Liens on the Collateral permitted to be created or assumed or to exist pursuant to
Section 7.02 of the Credit Agreement.

     "Pledged", when used in conjunction with any type of asset, means at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time. For example, "Pledged Equity Interest" means an Equity Interest that is included in the Collateral at such time and "Pledged letter of credit" means a letter of credit that creates rights to payment or performance that are included in the Collateral at such time.

     "Post-Petition Interest" means any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.

     "Proceeds" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including all claims of the relevant Lien Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral.

     "Recordable Intellectual Property" means (i) Patents, (ii) Patent Licenses,
(iii) Trademarks, (iv) Trademark Licenses, (v) Copyrights and (vi) Copyright Licenses, and all rights in or under any of the foregoing.

     "Regulated Subsidiary" means a Subsidiary as to which the consent of a governmental body or official is required for any acquisition of control or change of control thereof.

     "Release Conditions" means the following conditions for releasing all the Secured Guarantees and terminating all the Transaction Liens:

          (i) all Commitments under the Credit Agreement shall have expired or been terminated; and

          (ii) all Secured Obligations (other than contingent indemnification obligations not yet due and payable) shall have been paid in full.

     "Required D&O Banks" means Banks then holding at least 50.1% of the aggregate unpaid principal amount of the Tranche A-2 Term Loans, the Tranche A-3 Term Loans, the Tranche B-2 Term Loans and the Tranche B-3 Term Loans.

     "Required 1999 D&O Banks" means Banks then holding at least 50.1% of the aggregate unpaid principal amount of the Tranche A-2 Term Loans and the Tranche B-2 Term Loans.

     "Secured Agreement", when used with respect to any Secured Obligation, refers collectively to each instrument, agreement or other document that sets forth obligations of the Company, obligations of a Subsidiary Guarantor and/or rights of the holder with respect to such Secured Obligation.

     "Secured Guarantee" means, with respect to each Subsidiary Guarantor, its guarantee of the Secured Obligations under Section 2 hereof or Section 1 of a Security Agreement Supplement.

     "Secured Obligations" means all principal of all Loans outstanding from time to time under the Credit Agreement (as the same may be amended, restated, extended, supplemented, refinanced or otherwise modified from time to time), all interest (including Post-Petition Interest) on such Loans and all other amounts now or hereafter payable by the Company pursuant to the Loan Documents (as the same may be amended, restated, extended, supplemented, refinanced or otherwise modified from time to time).

     "Secured Parties" means the holders from time to time of the Secured Obligations.

     "Secured Party Requesting Notice" means, at any time, a Secured Party that has, at least five Business Days prior thereto, delivered to the Agent a written notice (i) stating that it holds one or more Secured Obligations and wishes to receive copies of the notices referred to in Section 26(i) and (ii) setting forth its address, facsimile number and electronic mail address to which copies of such notices should be sent.

     "Securities Account Control Agreement" means, when used with respect to a Securities Account, a Securities Account Control Agreement substantially in the form of Exhibit G (with any changes that the Agent shall have approved) or in any other form reasonably satisfactory to the Agent among the relevant Securities Intermediary, the relevant Lien Grantor and the Agent to the effect that such Securities Intermediary will comply with Entitlement Orders originated by the Agent with respect to such Securities Account without further consent by the relevant Lien Grantor.

     "Security Agreement Supplement" means a Security Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the Agent for the purpose of adding a Subsidiary as a party hereto pursuant to Section 28 and/or adding additional property to the Collateral.

     "Security Documents" means this Agreement, the Security Agreement Supplements, the Commodity Account Control Agreements, the Deposit Account Control Agreements, the Issuer Control Agreements, the Securities Account Control Agreements, the Intellectual Property Security Agreements and all other supplemental or additional security agreements, control agreements, mortgages or similar instruments delivered pursuant to the Loan Documents.

     "Subsidiary Guarantor" means each Subsidiary listed on the signature pages hereof under the caption "Subsidiary Guarantors" and each Subsidiary that shall, at any time after the date hereof, become a "Subsidiary Guarantor" pursuant to
Section 28.

     "Supporting Letter of Credit" means a letter of credit that supports the payment or performance of one or more items included in the Collateral.

     "Trademark License" means any agreement now or hereafter in existence granting to any Lien Grantor, or pursuant to which any Lien Grantor grants to any other Person, any right to use any Trademark, including any agreement identified in Schedule 1 to any Trademark Security Agreement.

     "Trademark Security Agreement" means a Trademark Security Agreement, substantially in the form of Exhibit D, executed and delivered by a Lien Grantor in favor of the Agent for the benefit of the Secured Parties.

     "Trademarks" means: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and all other source or business identifiers, and all general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them,
(iii) all registrations and applications in connection therewith, including registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States or any State thereof, including those described in Schedule 1 to any Trademark Security Agreement,
(iv) all renewals of any of the foregoing, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

     "Transaction Liens" means the Liens granted by the Lien Grantors under the Security Documents.

     "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any Transaction Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

     (d) Terms Generally. The definitions of terms herein (including those incorporated by reference to the UCC or to another document) apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (i)any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii)any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement and (v) the word "property" shall be construed to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     Section 2. Guarantees by Subsidiary Guarantors. (a) Secured Guarantees. Each Subsidiary Guarantor unconditionally guarantees the full and punctual payment of each Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). If the Company fails to pay any Secured Obligation punctually when due, each Subsidiary Guarantor agrees that it will forthwith on demand pay the amount not so paid at the place and in the manner specified in the relevant Secured Agreement.

     (b) Secured Guarantees Unconditional. The obligations of each Subsidiary Guarantor under its Secured Guarantee shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company, any other Subsidiary Guarantor or any other Person under any Secured Agreement, by operation of law or otherwise;

          (ii) any modification or amendment of or supplement to any Secured Agreement;

          (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Company, any other Subsidiary Guarantor or any other Person under any Secured Agreement;

          (iv) any change in the corporate existence, structure or ownership of the Company, any other Subsidiary Guarantor or any other

     Person or any of their respective subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company, any other Subsidiary Guarantor or any other Person or any of their assets or any resulting release or discharge of any obligation of the Company, any other Subsidiary Guarantor or any other Person under any Secured Agreement;

          (v) the existence of any claim, set-off or other right whatsoever (in any case, whether based on contract, tort or any other theory) that such Subsidiary Guarantor may have at any time against the Company, any other Subsidiary Guarantor, any Secured Party or any other Person, whether in connection with the Loan Documents or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

          (vi) any invalidity or unenforceability relating to or against the Company, any other Subsidiary Guarantor or any other Person for any reason of any Secured Agreement, or any provision of applicable law or regulation purporting to prohibit the payment of any Secured Obligation by the Company, any other Subsidiary Guarantor or any other Person; or

          (vii) other than satisfaction of the Release Conditions, any other act or omission to act or delay of any kind by the Company, any other Subsidiary Guarantor, any other party to any Secured Agreement, any Secured Party or any other Person, or any other circumstance whatsoever that might, but for the provisions of this clause (vii), constitute a legal or equitable discharge of or defense to any obligation of any Subsidiary Guarantor hereunder.

     (c) Release of Secured Guarantees. (i) All the Secured Guarantees will be released when all the Release Conditions are satisfied. If at any time any payment of a Secured Obligation is rescinded or must be otherwise restored or returned upon the insolvency or receivership of the Company or otherwise, the Secured Guarantees shall be reinstated with respect thereto as though such payment had been due but not made at such time.

          (ii) If all the capital stock of a Subsidiary Guarantor or all the assets of a Subsidiary Guarantor are sold to a Person other than the Company or one of its Subsidiaries in a transaction permitted by the Credit Agreement (any such sale, a "Sale of Subsidiary Guarantor"), the Secured Guarantee of such Subsidiary Guarantor shall automatically be discharged and released without any further action by the Agent or any other Secured Party effective as of the time of such Sale of Subsidiary Guarantor; provided that, if such sale is an Asset Sale, arrangements reasonably satisfactory to the Agent have been made to apply the Net Proceeds thereof as required by the Credit Agreement. Such release shall not require the consent of any Secured Party, and the Agent shall be fully protected in relying on a certificate of the Company as to whether any particular sale constitutes a Sale of Subsidiary Guarantor.

          (iii) The Secured Guarantee of CIHC shall automatically be discharged and released without any further action by the Agent or any other Secured Party effective upon the consummation of the Proposed CIHC Transactions; provided that concurrently with the consummation of the Proposed CIHC Transactions, New HoldCo shall have satisfied the Collateral and Guarantee Requirement with respect to all property distributed or otherwise transferred to it in connection with the Proposed CIHC Transactions and shall have become an "Obligor", a "Subsidiary Guarantor" and a "Lien Grantor" for all purposes of the Loan Documents. Such release shall not require the consent of any Secured Party, and the Agent shall be fully protected in relying on a certificate of the Company as to whether the Proposed CIHC Transactions have been consummated.

          (iv) In addition to any release permitted by subsection (ii) or (iii), the Agent may release any Secured Guarantee with the prior written consent of the Required Banks; provided that any release of all or substantially all the Secured Guarantees shall require the consent of all the Banks.

     (d) Waiver by Subsidiary Guarantors. Each Subsidiary Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Company, any other Subsidiary Guarantor or any other Person.

     (e) Subrogation. A Subsidiary Guarantor that makes a payment with respect to a Secured Obligation hereunder shall be subrogated to the rights of the payee against the Company with respect to such payment; provided that no Subsidiary Guarantor shall enforce any payment by way of subrogation against the Company, or by reason of contribution against any other Subsidiary Guarantor of such Secured Obligation, until all the Release Conditions have been satisfied.

     (f) Stay of Acceleration. If acceleration of the time for payment of any Secured Obligation by the Company is stayed by reason of the insolvency or receivership of the Company or otherwise, all Secured Obligations otherwise subject to acceleration under the terms of any Secured Agreement shall nonetheless be payable by the Subsidiary Guarantors hereunder forthwith on demand by the Agent.

     (g) Right of Set-Off. In addition to any rights and remedies of the Secured Parties provided by law, if any Secured Obligation is not paid promptly when due, each of the Secured Parties and their respective Affiliates is authorized at any time and from time to time, without prior notice to any Subsidiary Guarantor, any such notice being waived by each Subsidiary Guarantor, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Secured Party or Affiliate to or for the credit or the account of any Subsidiary Guarantor against the obligations of such Subsidiary Guarantor under its Secured Guarantee, irrespective of whether or not such Secured Party shall have made any demand thereunder and although such obligations may be contingent or unmatured; provided that neither any Secured Party nor any of its Affiliates shall be entitled to exercise any such set off with respect to any account that is certified by a Responsible Officer pursuant to a certificate delivered to such Secured Party (with a copy to the Agent) as being a trust account of the type described in Section 6.15(c)(w) of the Credit Agreement; and provided further that until such time as all outstanding Loans have become due and payable (whether pursuant to Article 8 of the Credit Agreement or otherwise), neither any Secured Party nor any of its Affiliates shall be entitled to exercise any such set off with respect to any account that is certified by a Responsible Officer pursuant to a certificate (which certificate may be included in any account control agreement required by the terms hereof and applicable to such account) delivered to such Secured Party (with a copy to the Agent) as being a payroll account if the aggregate amount of cash and Cash Equivalents in all such accounts does not exceed $15,000,000. Each Secured Party agrees promptly to notify the Company and the Agent after any such set off and application made by such Secured Party; provided, however, that the failure to give such notice shall not affect the validity of such set off and application.

     (h) Continuing Guarantee. Each Secured Guarantee is a continuing guarantee, shall be binding on the relevant Subsidiary Guarantor and its successors and assigns, and shall be enforceable by the Agent or the Secured Parties. If all or part of any Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights under each Secured Guarantee, to the extent applicable to the obligation so transferred, shall automatically be transferred with such obligation.

     (i) Limitation on Obligations of Subsidiary Guarantor. Notwithstanding anything to the contrary herein, it is the intention of the parties hereto that the Secured Guarantee of each Subsidiary Guarantor not constitute a fraudulent conveyance under applicable fraudulent conveyance provisions of the United States Bankruptcy Code or any comparable provision of state law. To effectuate that intention, the parties hereto hereby agree that the obligations of each Subsidiary Guarantor under its Secured Guarantee are limited to the maximum amount that would not render the Subsidiary Guarantor's obligations subject to avoidance under applicable fraudulent conveyance provisions of the United States Bankruptcy Code or any comparable provision of state law.

     Section 3. Grant of Transaction Liens. (a) The Company, in order to secure the Secured Obligations, and each Subsidiary Guarantor listed on the signature pages hereof, in order to secure its Secured Guarantee, grants to the Agent for the benefit of the Secured Parties a continuing security interest in all right, title and interest of the Company or such Subsidiary Guarantor, as the case may be, in, to and under the following property of the Company or such Subsidiary Guarantor, as the case may be, whether now owned or existing or hereafter acquired or arising and regardless of where located:

          (i)    all Accounts;

          (ii)   all Chattel Paper;

          (iii)  the Commercial Tort Claims described in Schedule 3;

          (iv)   all Deposit Accounts;

          (v)    all Documents;

          (vi)   all Equipment;

          (vii) all General Intangibles (including any Equity Interests in other Persons that do not constitute Investment Property and any payments or other collections received in respect of the D&O Loans);

          (viii) all Instruments;

          (ix)   all Inventory;

          (x)    all Investment Property;

          (xi)   all Letter-of-Credit Rights;

          (xii) all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Original Lien Grantor pertaining to any of its Collateral;

          (xiii) such Original Lien Grantor's ownership interest in (1)its Collateral Accounts, (2) all Financial Assets credited to its Collateral Accounts from time to time and all Security Entitlements in respect thereof, (3) all cash held in its Collateral Accounts from time to time and
     (4) all other money in the possession of the Agent; and

          (xiv) all Proceeds of the Collateral described in the foregoing clauses (i) through (xiii);

provided that the following property is excluded from the foregoing security interests: (A) motor vehicles the perfection of a security interest in which is excluded from the Uniform Commercial Code in the relevant jurisdiction, (B) voting Equity Interests in any Foreign Subsidiary, to the extent (but only to the extent) required to prevent the Collateral from including more than 65% of all voting Equity Interests in such Foreign Subsidiary, (C) Equipment leased by an Original Lien Grantor under a lease that prohibits the granting of a Lien on such Equipment, (D) Deposit Accounts and Securities Accounts that satisfy the applicable conditions set forth in the proviso to the first sentence of Section 6.15(c) of the Credit Agreement and (E) any general intangibles or other rights arising under any contract, instrument, license or other document if (but only to the extent that) the grant of a security interest therein would constitute a material violation of a valid and enforceable restriction in favor of a third party, unless and until all required consents shall have been obtained. Each Original Lien Grantor shall use commercially reasonable efforts to obtain any such required consent that is reasonably obtainable.

     (b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

     (c) The Transaction Liens are granted as security only and shall not subject the Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Lien Grantor with respect to any of the Collateral or any transaction in connection therewith.

     (d) If the governmental body or official having jurisdiction over any Regulated Subsidiary determines that the pledge of the shares of capital stock of such Regulated Subsidiary hereunder constitutes the acquisition of or a change of control with respect to such Regulated Subsidiary as to which the prior approval of such governmental body or official was required, then, immediately upon the relevant Lien Grantor's (1) written memorialization of oral notice or (2) receipt of written notice from such governmental body or official of such determination and without any action on the part of the Agent or any other Person, such pledge shall be rendered void ab initio and of no effect. Upon any such occurrence, (i) the Agent shall, at such Lien Grantor's written request and expense, return all certificates representing such capital stock to such Lien Grantor and execute and deliver such documents as such Lien Grantor shall reasonably request to evidence such Lien Grantor's retention of all rights in such capital stock and (ii) such Lien Grantor shall, if requested by the Agent or the Required Banks, promptly submit a request to the relevant governmental body or official for approval of the pledge of such shares to the Agent hereunder and, upon receipt of such approval, shall forthwith deliver to the Agent certificates representing all the outstanding shares of capital stock of such Regulated Subsidiary (subject to the limitation in Section 13(m) if such Regulated Subsidiary is a Foreign Subsidiary) to be held as Collateral hereunder.

     Section 4. General Representations and Warranties. Each Original Lien Grantor represents and warrants that:

     (a) Such Lien Grantor is duly organized, validly existing and in good standing under the laws of the jurisdiction identified as its jurisdiction of organization in its Perfection Certificate.

     (b) Schedule 1 lists all Equity Interests in Subsidiaries and Affiliates directly owned by such Lien Grantor as of the Effective Date. Such Lien Grantor holds all such Equity Interests directly (i.e., not through a Subsidiary, a Securities Intermediary or any other Person).

     (c) Schedule 2 lists, as of the Effective Date, (i) all Securities owned by such Lien Grantor (except Securities evidencing Equity Interests in Subsidiaries and Affiliates), (ii) all Securities Accounts to which Financial Assets are credited in respect of which such Lien Grantor owns Security Entitlements and
(iii) all Commodity Accounts in respect of which such Lien Grantor is the Commodity Customer.

     (d) All Pledged Equity Interests owned by such Lien Grantor are owned by it free and clear of any Lien other than Permitted Liens. All shares of capital stock included in such Pledged Equity Interests (including shares of capital stock in respect of which such Lien Grantor owns a Security Entitlement) have been duly authorized and validly issued and are fully paid and non-assessable. None of such Pledged Equity Interests is subject to any option to purchase or similar right of any Person. Such Lien Grantor is not and will not become a party to or otherwise bound by any agreement (except the Loan Documents) which restricts in any manner the rights of any present or future holder of any Pledged Equity Interest with respect thereto.

     (e) Such Lien Grantor has good record and marketable title in fee simple to, or valid leasehold interests in, all its Collateral, except for such defects in title or interests as could not, individually or in the aggregate with respect to all

Lien Grantors, reasonably be expected to have a Material Adverse Effect. The property of such Lien Grantor is subject to no Liens, other than Permitted Liens.

     (f) Such Lien Grantor has not performed any acts that could reasonably be expected to prevent the Agent from enforcing any of the provisions of the Security Documents or that would limit the Agent in any such enforcement. No financing statement, security agreement, mortgage or similar or equivalent document or instrument covering all or part of the Collateral owned by such Lien Grantor is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect or record a Lien on such Collateral, except financing statements, mortgages or other similar or equivalent documents with respect to Permitted Liens. After the Effective Date, no Collateral owned by such Lien Grantor will be in the possession or under the Control of any other Person having a claim thereto or security interest therein, other than a Permitted Lien.

     (g) The Transaction Liens on all Collateral owned by such Lien Grantor (i) have been validly created, (ii) will attach to each item of such Collateral on the Effective Date (or, if such Lien Grantor first obtains rights thereto on a later date, on such later date) and (iii) when so attached, will secure all the Secured Obligations or such Lien Grantor's Secured Guarantee, as the case may be.

     (h) Such Lien Grantor has delivered a Perfection Certificate to the Agent. The information set forth therein is correct and complete as of the Effective Date. Within 60 days after the Effective Date, such Lien Grantor will furnish (or cause to be furnished) to the Agent a file search report from each UCC filing office listed in its Perfection Certificate, showing the filing made at such filing office to perfect the Transaction Liens on its Collateral.

     (i) When UCC financing statements describing the Collateral as set forth in
Schedule 3 to such Lien Grantor's Perfection Certificate have been filed in the offices specified in such Perfection Certificate, the Transaction Liens will constitute perfected security interests in the Collateral owned by such Lien Grantor to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all Liens and rights of others therein except Permitted Liens. When, in addition to the filing of such UCC financing statements, the applicable Intellectual Property Filings have been made with respect to such Lien Grantor's Recordable Intellectual Property (including any future filings required pursuant to Sections 5(a) and 11(a)), the Transaction Liens will constitute perfected security interests in all right, title and interest of such Lien Grantor in its Recordable Intellectual Property to the extent that security interests therein may be perfected by such filings, prior to all Liens and rights of others therein except Permitted Liens. Except for (i) the filing of such UCC financing statements and (ii) such Intellectual Property Filings, no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of the Security Documents or is necessary for the validity or enforceability thereof or for the perfection or due recordation of the Transaction Liens or (except with respect to the capital stock of any Regulated Subsidiary) for the enforcement of the Transaction Liens.

     (j) Such Lien Grantor has taken, and will continue to take, all actions necessary under the UCC to perfect its interest in (i) any Accounts or Chattel Paper purchased or otherwise acquired by it, as against its assignors and creditors of its assignors and (ii) any Payment Intangibles or promissory notes purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

     (k) Such Lien Grantor's Collateral is insured as required by the Credit Agreement.

     (l) If such Lien Grantor is also a Subsidiary Guarantor, in executing and delivering this Agreement (including providing its Secured Guarantee), such Lien Grantor has (i) without reliance on the Agent or any other Secured Party or any information received from the Agent or any other Secured Party and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated by the Loan Documents and the Company, the Company's business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, the Company or the obligations and risks undertaken herein with respect to the Secured Obligations, (ii) adequate means to obtain from the Company on a continuing basis information concerning the Company, (iii) full and complete access to the Loan Documents and any other documents executed in connection with the Loan Documents and (iv) not relied and will not rely upon any representations or warranties of the Agent or any other Secured Party not embodied herein or any acts heretofore or hereafter taken by the Agent or any other Secured Party (including any review by the Agent or any other Secured Party of the affairs of the Company).

     Section 5. Further Assurances; General Covenants. Each Lien Grantor covenants as follows:

     (a) Such Lien Grantor will, from time to time, at the Company's expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any Intellectual Property Filing and any filing of financing or continuation statements under the UCC) that from time to time may be necessary, or that the Agent may reasonably request, in order to:

          (i) create, preserve, perfect, confirm or validate the Transaction Liens on such Lien Grantor's Collateral;

          (ii) in the case of Pledged Deposit Accounts, Pledged Letter-of-Credit Rights, Pledged Electronic Chattel Paper and Pledged Investment Property, cause the Agent to have Control thereof;

          (iii) enable the Agent and the other Secured Parties to obtain the full benefits of the Security Documents; or

          (iv) enable the Agent to exercise and enforce any of its rights, powers and remedies with respect to any of such Lien Grantor's Collateral.

To the extent permitted by applicable law, such Lien Grantor authorizes the Agent to execute and file such financing statements or continuation statements without such Lien Grantor's signature appearing thereon. Such Lien Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Such Lien Grantor constitutes the Agent its attorney-in-fact to execute and file all Intellectual Property Filings and other filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until all the Transaction Liens granted by such Lien Grantor terminate pursuant to Section 27. The Company will pay the costs of, or incidental to, any Intellectual Property Filings and any recording or filing of any financing or continuation statements or other documents recorded or filed pursuant hereto.

     (b) Such Lien Grantor will not (i) change its name or corporate structure,
(ii) change its location (determined as provided in UCC Section 9-307) or (iii) become bound, as provided in UCC Section 9-203(d) or otherwise, by a security agreement entered into by another Person, unless it shall have given the Agent prior notice thereof and, if requested by the Agent pursuant to Section 5(c), delivered an Opinion of Counsel with respect thereto in accordance with Section 5(c); provided that no such opinion shall be required to be delivered in connection with any such action that is necessary to effect the Proposed CIHC Transactions or in connection with the change of the name of Conseco Capital Management, Inc. to 40/86 Advisors, Inc.

     (c) At least 30 days before it takes any action contemplated by Section 5(b) (other than any action contemplated by the proviso thereto), such Lien Grantor will, if reasonably requested by the Agent, at the Company's expense, cause to be delivered to the Agent an Opinion of Counsel, in form and substance reasonably satisfactory to the Agent, to the effect that (i) all financing statements and amendments or supplements thereto, continuation statements and other documents required to be filed or recorded in order to perfect and protect the Transaction Liens against all creditors of and purchasers from such Lien Grantor after it takes such action (except any continuation statements specified in such Opinion of Counsel that are to be filed more than six months after the date thereof) have been filed or recorded in each office necessary for such purpose,
(ii) all fees and taxes, if any, payable in connection with such filings or recordations have been paid in full and (iii) except as otherwise agreed by the Required Banks, such action will not adversely affect the perfection or priority of the Transaction Lien on any Collateral to be owned by such Lien Grantor after it takes such action or the accuracy of such Lien Grantor's representations and warranties herein relating to such Collateral.

     (d) If any of its Collateral is in the possession or control of a warehouseman, bailee or agent at any time, such Lien Grantor will (i) notify such warehouseman, bailee or agent of the relevant Transaction Liens, (ii) instruct such warehouseman, bailee or agent to hold all such Collateral for the Agent's account subject to the Agent's instructions (which shall permit such Collateral to be removed by such Lien Grantor in the ordinary course of business until the Agent notifies such warehouseman, bailee or agent that an Event of Default has occurred and is continuing), (iii) cause such warehouseman, bailee or agent to Authenticate a Record acknowledging that it holds possession of such Collateral for the Agent's benefit and (iv) make such Authenticated Record available to the Agent.

     (e) Such Lien Grantor will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any of its Collateral; provided that such Lien Grantor may do any of the foregoing unless (i) doing so would violate a covenant in the Credit Agreement or (ii) an Event of Default shall have occurred and be continuing and the Agent shall have notified such Lien Grantor that its right to do so is terminated, suspended or otherwise limited.

     (f) Such Lien Grantor will, promptly upon request, provide to the Agent all information and evidence concerning such Lien Grantor's Collateral that the Agent may reasonably request from time to time to enable it to enforce the provisions of the Security Documents.

     (g) From time to time upon request by the Agent, such Lien Grantor will, at the Company's expense, cause to be delivered to the Secured Parties an Opinion of Counsel reasonably satisfactory to the Agent as to such matters relating to the transactions contemplated hereby as the Agent may reasonably request; provided that such Lien Grantor shall not be required to cause more than one such Opinion of Counsel to be delivered during any calendar year unless (i) an Event of Default has occurred and is continuing or (ii) a change in Article 9 (or any other applicable law governing the creation, perfection or priority of security interests) occurs and the Required Banks request such an Opinion of Counsel.

     Section 6. Accounts. Each Lien Grantor represents, warrants and covenants as follows:

     (a) Such Lien Grantor will use commercially reasonable efforts to cause to be collected from its account debtors, when due, all amounts owing under its Accounts (including delinquent Accounts, which will be collected in accordance with lawful collection procedures) and will apply all amounts collected thereon, forthwith upon receipt thereof, to the outstanding balances of such Accounts. Subject to the rights of the Agent and the other Secured Parties hereunder if an Event of Default shall have occurred and be continuing, such Lien Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) any extension or renewal of the time or times for payment, or settlement for less than the total unpaid balance, that such Lien Grantor finds appropriate in accordance with sound business judgment and (ii) refunds or credits, all in the ordinary course of business and consistent with such Lien Grantor's historical collection practices. The costs and expenses (including attorney's fees) of collection, whether incurred by such Lien Grantor or the Agent, shall be paid by such Lien Grantor.

     (b) If payments with respect to any of such Lien Grantor's Accounts are received in a lockbox or similar account, such Lien Grantor will (i) at all times cause such account to be a Controlled Deposit Account and (ii) use commercially reasonable efforts to cause the relevant depositary bank to subordinate to the relevant Transaction Lien all its claims to such account (except its right to deduct its customary operating charges and any uncollected funds previously credited thereto). The Agent will instruct the relevant depositary bank to transfer funds credited to any such account, as promptly as practicable after receipt thereof, to a Controlled Deposit Account designated by such Lien Grantor; provided that, if an Event of Default shall have occurred and be continuing, the Agent may designate the Controlled Deposit Account to which such funds are transferred.

     (c) If an Event of Default shall have occurred and be continuing, such Lien Grantor will, if requested to do so by the Agent, promptly notify (and such Lien Grantor authorizes the Agent so to notify) each account debtor in respect of any of its Accounts that such Accounts have been assigned to the Agent hereunder, and that any payments due or to become due in respect of such Accounts are to be made directly to the Agent or its designee.

     Section 7. Chattel Paper and Instruments. Except as to actions to be taken by the Agent, each Lien Grantor represents, warrants and covenants as follows:

     (a) On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement

(in the case of any other Lien Grantor), such Lien Grantor will deliver to the Agent as Collateral hereunder all Pledged Tangible Chattel Paper and Pledged Instruments then owned by such Lien Grantor. Thereafter, whenever such Lien Grantor acquires any other Pledged Tangible Chattel Paper or Pledged Instrument, such Lien Grantor will immediately deliver such Pledged Tangible Chattel Paper or Pledged Instrument to the Agent as Collateral hereunder.

     (b) So long as no Event of Default shall have occurred and be continuing, the Agent will, promptly upon request by the relevant Lien Grantor, make appropriate arrangements for making any Pledged Tangible Chattel Paper or Pledged Instrument available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Agent, against trust receipt or like document).

     (c) All Pledged Tangible Chattel Paper and Pledged Instruments owned by such Lien Grantor, when delivered to the Agent, will be indorsed to the order of the Agent, or accompanied by duly executed instruments of assignment, all in form and substance reasonably satisfactory to the Agent.

     (d) Upon the delivery of any Pledged Tangible Chattel Paper or Pledged Instrument owned by such Lien Grantor to the Agent, the Transaction Lien on such Collateral will be perfected, subject to no prior Liens or rights of others.

     (e) Each Lien Grantor will take (or cause others to take) all actions required under UCC Section 9-105 to cause the Agent to obtain and maintain Control of any and all Electronic Chattel Paper owned by such Lien Grantor from time to time.

     Section 8. Commercial Tort Claims. Each Lien Grantor represents, warrants and covenants as follows:

     (a) In the case of an Original Lien Grantor, Schedule 3 accurately describes, with the specificity required to satisfy Official Comment 5 to UCC
Section 9-108, each Material Commercial Tort Claim with respect to which such Original Lien Grantor is the claimant as of the Effective Date. In the case of any other Lien Grantor, Schedule 3 to its first Security Agreement Supplement will accurately describe, with the specificity required to satisfy said Official Comment 5, each Material Commercial Tort Claim with respect to which such Lien Grantor is the claimant as of the date on which it signs and delivers such Security Agreement Supplement.

     (b) If any Lien Grantor acquires a Material Commercial Tort Claim after the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will promptly sign and deliver to the Agent a Security Agreement Supplement granting a security interest in such Commercial Tort Claim (which shall be described therein with the specificity required to satisfy said Official Comment 5) to the Agent for the benefit of the Secured Parties.

     (c) Upon the filing of a UCC financing statement in the jurisdiction under the laws of which the relevant Lien Grantor is organized, the Transaction Lien on each Commercial Tort Claim described pursuant to subsection (a) or (b) above will be perfected, subject to no prior Liens or rights of others.

     Section 9. Equipment. (a) Each Lien Grantor covenants that it will (i) within 30 days after it becomes a party hereto, in the case of Pledged Equipment now owned by it, and (ii) within 10 days after it acquires any other Pledged Equipment, deliver to the Agent any and all certificates of title, applications for title or similar evidence of ownership of such Equipment and will cause the Agent to be named as lienholder on any such certificate of title or other evidence of ownership. Such Lien Grantor will promptly inform the Agent of any additions to or deletions from its Pledged Equipment and will not permit any of its Pledged Equipment to become a fixture to real estate or an accession to any personal property that is not included in the Collateral.

     (b) The Lien Grantors have the right not to comply with subsection (a) with respect to Pledged Equipment having a fair market value that does not at any time exceed $250,000 in the aggregate for all Lien Grantors. However, if an Event of Default occurs and is continuing, the Agent may terminate the foregoing right not to comply, or reduce the amount thereof, by giving at least five Business Days' notice of such termination or reduction to the relevant Lien Grantor.

     Section 10. Material Government Contracts. Except as to actions to be taken by the Agent, each Lien Grantor represents, warrants and covenants as follows:

     (a) In the case of an Original Lien Grantor, Exhibit H-1 lists all Material Government Contracts to which such Lien Grantor is a party as of the Effective Date. On or before the Effective Date such Lien Grantor will execute and deliver to the Agent assignments and notices of assignment, substantially in the forms of Exhibits H-2 and H-3, with respect to each of its Material Government Contracts with the Federal Government.

     (b) In the case of any other Lien Grantor, Exhibit K-1 to its first Security Agreement Supplement will list all Material Government Contracts to which such Lien Grantor is a party as of the date on which its signs and delivers such Security Agreement Supplement. On or before such date such Lien Grantor will execute and deliver to the Agent assignments and notices of assignment, substantially in the forms of Exhibits H-2 and H-3 hereto, with respect to each of its Material Government Contracts with the Federal Government.

     (c) Each Lien Grantor will, from time to time, amend and supplement the relevant Exhibit H-1 or K-1 to include each Material Government Contract entered into by it after the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), by delivering to the Agent a supplemental schedule of Material Government Contracts. Concurrently therewith, such Lien Grantor will execute and deliver to the Agent assignments and notices of assignment, substantially in the forms of Exhibits H-2 and H-3, with respect to each Material Government Contract with the Federal Government listed on such supplemental schedule.

     (d) Each Lien Grantor will, from time to time, execute and deliver to the Agent all assignments, notices of assignment and other documents required to be filed with any state or local government or agency to insure that such Lien Grantor's Material Government Contracts with such government or agency are validly assigned to the Agent to the extent that such validity is governed by applicable provisions of state or local law.

     (e) If an Event of Default shall have occurred and be continuing for at least 10 days (or if the maturity of the Loans shall have been accelerated pursuant to Article 8 of the Credit Agreement), the Agent may, at the Company's expense:

          (i) file, deliver and record with the Federal Government in accordance with the Assignment of Claims Act of 1940, as amended, 31 U.S.C. Section 3727 and 41 U.S.C. Section 15 (the "Assignment of Claims Act") any or all assignments and/or notices of assignment executed and delivered to the Agent pursuant to subsection (a), (b) or (c) above; and

          (ii) file, deliver and/or record with the relevant state or local government or agency any or all assignments, notices of assignment and/or other documents executed and delivered to the Agent pursuant to subsection
     (d) above.

     (f) When the Agent files any notice of assignment referred to in subsection
(a), (b) or (c) above with the governmental authority or agency or other office described therein, the relevant Transaction Lien will constitute a valid assignment of the Material Government Contract identified therein, to the extent that such validity is governed by the Assignment of Claims Act.

     Section 11. Recordable Intellectual Property. Each Lien Grantor covenants as follows:

     (a) On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will sign and deliver to the Agent Intellectual Property Security Agreements with respect to all Recordable Intellectual Property then owned by it. Within 30 days after each March 31 thereafter, it will sign and deliver to the Agent any Intellectual Property Security Agreement necessary to grant Transaction Liens on all Recordable Intellectual Property owned by it on such March 31 that is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it. In each case, it will promptly make all Intellectual Property Filings necessary to record the Transaction Liens on such Recordable Intellectual Property.

     (b) Such Lien Grantor will notify the Agent promptly if it knows that any application or registration relating to any Recordable Intellectual Property owned or licensed by it may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any adverse determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office or any court) regarding such Lien Grantor's ownership of such Recordable Intellectual Property, its right to register or patent the same, or its right to keep and maintain the same; provided that the foregoing shall not apply to the extent that any such event, individually or together with all such events, could not reasonably be expected to interfere with the ordinary course of business of the Company and its Subsidiaries. If any of such Lien Grantor's rights to any Recordable Intellectual Property are infringed, misappropriated or diluted by a third party, such Lien Grantor will notify the Agent within 30 days after it learns thereof and will, unless such Lien Grantor shall reasonably determine that such action would be of negligible value, economic or otherwise, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as such Lien Grantor shall reasonably deem appropriate under the circumstances to protect such Recordable Intellectual Property.

     Section 12. Proceeds of Letters of Credit. Except as to actions to be taken by the Agent, each Lien Grantor represents, warrants and covenants as follows:

     (a) On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will deliver to the Agent each letter of credit listed in Exhibit I (or in an exhibit to such Security Agreement Supplement) (the "Specified Letters of Credit").

     (b) Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Agent will, promptly upon request by any Lien Grantor, make appropriate arrangements for making any Specified Letter of Credit delivered to the Agent pursuant to subsection (a) above available to such Lien Grantor to facilitate the administration thereof or the exercise of its rights thereunder (any such arrangement to be effected, to the extent deemed appropriate by the Agent, against trust receipt or like document).

     (c) Such Lien Grantor, by granting a security interest in its Letter-of-Credit Rights to the Agent, intends to (and hereby does) assign to the Agent its rights (including its contingent rights) to the proceeds of all letters of credit of which it is or hereafter becomes a beneficiary. If any such letter of credit is not a Supporting Letter of Credit, such Lien Grantor will promptly (i) use commercially reasonable efforts to cause the issuer of such letter of credit and each Nominated Person (if any) with respect thereto to consent to such assignment of the proceeds thereof and (ii) deliver written evidence of such consent to the Agent.

     (d) The Transaction Lien on the relevant Lien Grantor's rights to the proceeds of each letter of credit under which such Lien Grantor is a beneficiary will be perfected, subject to no prior Liens or rights of others, if either (i) such letter of credit is a Supporting Letter of Credit and the Transaction Lien on the item of Collateral supported thereby has been perfected or (ii) the relevant issuing bank and each relevant Nominated Person (if any) shall have consented to the assignment of the proceeds thereof set forth in subsection (c) above.

     (e) If an Event of Default shall have occurred and be continuing, such Lien Grantor will, promptly upon request by the Agent, notify (and such Lien Grantor authorizes the Agent to notify) the issuer and each Nominated Person with respect to each of its Pledged letters of credit that (i) the proceeds thereof have been assigned to the Agent hereunder and (ii) any payments due or to become due in respect thereof are to be made directly to the Agent or its designee.

     Section 13. Investment Property. Each Lien Grantor represents, warrants and covenants as follows:

     (a) Certificated Securities. On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will deliver to the Agent as Collateral hereunder all certificates representing Pledged Certificated Securities then owned by such Lien Grantor. Thereafter, whenever such Lien Grantor acquires any other certificate representing a Pledged Certificated Security, such Lien Grantor will promptly deliver such certificate to the Agent as Collateral hereunder. The provisions of this subsection are subject to the limitation in Section 13(m) in the case of voting Equity Interests in a Foreign Subsidiary.

     (b) Uncertificated Securities. On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will enter into (and, if the relevant issuer is a Subsidiary, cause, or if the relevant issuer is not a Subsidiary, use commercially reasonable efforts to cause, the relevant issuer to enter into) an Issuer Control Agreement in respect of each Pledged Uncertificated Security then owned by such Lien Grantor and deliver such Issuer Control Agreement to the Agent (which shall enter into the same). Thereafter, whenever such Lien Grantor acquires any other Pledged Uncertificated Security, such Lien Grantor will enter into (and, if the relevant issuer is a Subsidiary, cause, or if the relevant issuer is not a Subsidiary, use commercially reasonable efforts to cause, the relevant issuer to enter into) an Issuer Control Agreement in respect of such Pledged Uncertificated Security and deliver such Issuer Control Agreement to the Agent (which shall enter into the same). The provisions of this subsection are subject to (i) the limitation in Section 13(m) in the case of voting Equity Interests in a Foreign Subsidiary and (ii) Sections 13(n) and 18(c).

     (c) Security Entitlements. On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will, with respect to each Security Entitlement then owned by it, enter into (and use commercially reasonable efforts to cause the relevant Securities Intermediary to enter into) a Securities Account Control Agreement in respect of such Security Entitlement and the Securities Account to which the underlying Financial Asset is credited and will deliver such Securities Account Control Agreement to the Agent (which shall enter into the same). Thereafter, whenever such Lien Grantor acquires any other Security Entitlement, such Lien Grantor will, as promptly as practicable, cause the underlying Financial Asset to be credited to a Controlled Securities Account. The provisions of this subsection are subject to Section 18(c).

     (d) Commodity Accounts. On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will enter into (and use commercially reasonable efforts to cause the relevant Commodity Intermediary to enter into) a Commodity Account Control Agreement in respect of each Commodity Account owned by it and will deliver such Commodity Account Control Agreement to the Agent (which shall enter into the same). Thereafter, such Lien Grantor will cause each Commodity Contract owned by it to be carried at all times in a Controlled Commodity Account.

     (e) Regulated Subsidiaries. If the Collateral includes any capital stock of a Regulated Subsidiary that is not represented by certificates, the relevant Lien Grantor shall exercise its commercially reasonable efforts to cause such capital stock to be represented by certificates and, promptly upon receipt thereof, comply with Section 13(a) with respect thereto. No Lien Grantor shall hold any capital stock of a Regulated Subsidiary in a Securities Account.

     (f) Perfection as to Certificated Securities. When such Lien Grantor delivers the certificate representing any Pledged Certificated Security owned by it to the Agent and complies with Section 13(k) in connection with such delivery, (i) the Transaction Lien on such Pledged Certificated Security will be perfected, subject to no prior Liens or rights of others, (ii) the Agent will have Control of such Pledged Certificated Security and (iii) the Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof.

     (g) Perfection as to Uncertificated Securities. When such Lien Grantor, the Agent and the issuer of any Pledged Uncertificated Security owned by such Lien Grantor enter into an Issuer Control Agreement with respect thereto, (i) the Transaction Lien on such Pledged Uncertificated Security will be perfected, subject to no prior Liens or rights of others, (ii) the Agent will have Control of such Pledged Uncertificated Security and (iii) the Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof.

     (h) Perfection as to Security Entitlements. So long as the Financial Asset underlying any Security Entitlement owned by such Lien Grantor is credited to a Controlled Securities Account or to its Investment Property Collateral Account,
(i) the Transaction Lien on such Security Entitlement will be perfected, subject to no prior Liens or rights of others (except Liens and rights of the relevant Securities Intermediary that are Permitted Liens), (ii) the Agent will have Control of such Security Entitlement and (iii) no action based on an adverse claim to such Security Entitlement or such Financial Asset, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be asserted against the Agent or any other Secured Party.

     (i) Perfection as to Commodity Accounts. So long as any Commodity Account is subject to a Commodity Account Control Agreement, (i) the Transaction Liens on such Commodity Account and all Commodity Contracts carried therein will be perfected, subject to no prior Liens or rights of others (except Liens and rights of the relevant Commodity Intermediary permitted by such Commodity Account Control Agreement) and (ii) the Agent will have Control of such Commodity Account and all Commodity Contracts carried therein from time to time.

     (j) Agreement as to Applicable Jurisdiction. In respect of all Security Entitlements owned by such Lien Grantor, and all Securities Accounts to which the related Financial Assets are credited, the Securities Intermediary's jurisdiction (determined as provided in UCC Section 8-110(e)) will at all times be located in the United States. In respect of all Commodity Contracts owned by such Lien Grantor and all Commodity Accounts in which such Commodity Contracts are carried, the Commodity Intermediary's jurisdiction (determined as provided in UCC Section 9-305(b)) will at all times be located in the United States.

     (k) Delivery of Pledged Certificates. All Pledged Certificates, when delivered to the Agent, will be in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent.

     (l) Communications. Each Lien Grantor will promptly give to the Agent copies of any notices and other communications received by it with respect to
(i) Pledged Securities registered in the name of such Lien Grantor or its nominee and (ii) Pledged Security Entitlements as to which such Lien Grantor is the Entitlement Holder.

     (m) Foreign Subsidiaries. A Lien Grantor will not be obligated to comply with the provisions of this Section at any time with respect to any voting Equity Interest in a Foreign Subsidiary if and to the extent (but only to the extent) that such voting Equity Interest is excluded from the Transaction Liens at such time pursuant to clause (B) of the proviso at the end of Section 3(a) and/or the comparable provisions of one or more Security Agreement Supplements.

     (n) Compliance with Applicable Foreign Laws. If and so long as the Collateral includes (i) any Equity Interest in, or other Investment Property issued by, a Subsidiary (other than an Immaterial Subsidiary) organized under the laws of a jurisdiction outside the United States or (ii) any Security Entitlement in respect of a Financial Asset issued by such a Subsidiary (other than an Immaterial Subsidiary), the relevant Lien Grantor will take all such action as may be required under the laws of such foreign jurisdiction to ensure that the Transaction Lien on such Collateral ranks prior to all Liens and rights of others therein. If and so long as the Collateral includes any Pledged Uncertificated Security issued by such a Subsidiary (other than an Immaterial Subsidiary), the relevant Lien Grantor will comply with this subsection, and will not be required to comply with Section 13(b), with respect thereto.

     Section 14. Investment Property Collateral Accounts. (a) At any time when an Event of Default has occurred and is continuing, the Agent will establish, at an office located in the United States, a Securities Account with respect to each Lien Grantor (such Lien Grantor's "Investment Property Collateral Account"), in the name and under the exclusive control of the Agent, to which there shall be credited from time to time (i) all Securities that are to be credited thereto pursuant to Section 18(a) or any other provision of any Security Document, (ii) any other Financial Assets that underlie Security Entitlements included in such Lien Grantor's Collateral and (iii) the cash proceeds thereof. Each Investment Property Collateral Account will be operated as provided in Section 17.

     (b) The Agent and each Lien Grantor agree (and will use commercially reasonable efforts to cause the relevant Securities Intermediary, if other than the Agent, to agree) that (i) such Lien Grantor's Investment Property Collateral Account will be a Securities Account, (ii) the Agent will be the Entitlement Holder with respect thereto and (iii) all property (whether Investment Property, financial asset, security, instrument, cash or other property) credited to such account will be treated as Financial Assets.

     Section 15. Controlled Deposit Accounts. Each Lien Grantor represents, warrants and covenants as follows:

     (a) Subject to paragraph (d), all cash owned by such Lien Grantor will be deposited, upon or promptly after the receipt thereof, in one or more Controlled Deposit Accounts. Each Controlled Deposit Account will be operated as provided in Section 17.

     (b) In respect of each Controlled Deposit Account, the Depositary Bank's jurisdiction (determined as provided in UCC Section 9-304) will at all times be a jurisdiction in which Article 9 is in effect.

     (c) So long as the Agent has Control of a Controlled Deposit Account, the Transaction Lien on such Controlled Deposit Account will be perfected, subject to no prior Liens or rights of others (except the Depositary Bank's right to deduct its customary operating charges and any uncollected funds previously credited thereto).

     (d) The Lien Grantors have the right not to comply with the foregoing provisions of this Section to the extent (but only to the extent) the Company is not required to comply with the first sentence of Section 6.15(c) of the Credit Agreement as a result of the operation of the proviso thereto.

     Section 16. Cash Collateral Accounts. (a) If and when required for purposes hereof or of any other Loan Document, the Agent will establish with respect to each Lien Grantor one or more accounts (each such account, its "Cash Collateral Account"), in the name and under the exclusive control of the Agent, into which all amounts owned by such Lien Grantor that are to be deposited therein pursuant to the Loan Documents shall be deposited from time to time. Each Cash Collateral Account will be operated as provided in this Section and Section 17.

     (b) The Agent shall deposit the following amounts, as and when received by it, in the Company's Cash Collateral Account:

          (i) each Cash Distribution required by Section 20 to be deposited therein; and

          (ii) each amount realized or otherwise received by the Agent with respect to assets of the Company upon any exercise of remedies pursuant to any Security Document.

     (c) The Agent shall deposit in the Cash Collateral Account of each Lien Grantor (other than the Company):

          (i) each Cash Distribution required by Section 20 to be deposited therein; and

          (ii) each amount realized or otherwise received by the Agent with respect to assets of such Lien Grantor upon any exercise of remedies pursuant to any Security Document.

     (d) The Agent shall maintain such records and/or establish such accounts or sub-accounts as shall be required to enable it to identify the amounts held in each Cash Collateral Account from time to time pursuant to each clause of subsection (b) or (c) of this Section, as applicable, or to enable it to segregate any proceeds of or collections on 1999 Facility Collateral or D&O Loan Collateral.

     (e) Unless (x) an Event of Default shall have occurred and be continuing and the Required Banks shall have instructed the Agent to stop withdrawing amounts from the Cash Collateral Accounts pursuant to this subsection or (y) the maturity of the Loans shall have been accelerated pursuant to Article 8 of the Credit Agreement, any Cash Distribution deposited pursuant to Section 20 shall, at the relevant Lien Grantor's request, (x) be withdrawn and applied to pay Secured Obligations that are then due and payable or (y) if no Event of Default has occurred and is continuing, be withdrawn and returned to such Lien Grantor.

     Section 17. Operation of Collateral Accounts. (a) All Cash Distributions received with respect to assets held in any Collateral Account established in accordance with the terms hereof shall be deposited therein promptly upon receipt thereof.

     (b) Funds held in any Controlled Securities Account or Investment Property Collateral Account may, until withdrawn, be invested and reinvested in such Cash Equivalents as the relevant Lien Grantor shall request from time to time; provided that, if an Event of Default shall have occurred and be continuing, the Agent may select such Cash Equivalents.

     (c) Funds held in any Controlled Deposit Account or Cash Collateral Account may, until withdrawn, be invested and reinvested in such Liquid Investments as the relevant Lien Grantor shall request from time to time; provided that (i) if an Event of Default shall have occurred and be continuing, the Agent may select such Liquid Investments and (ii) if such Liquid Investments are to be held in a Securities Account, either (x) the Agent is the Entitlement Holder with respect to such Liquid Investments or (y) the relevant Entitlement Holder and the relevant Securities Intermediary shall have theretofore entered into a Securities Account Control Agreement with respect to such Securities Account and delivered it to the Agent (which shall enter into the same).

     (d) With respect to each Collateral Account (except a Cash Collateral Account, as to which Section 16 applies), the Agent will instruct the relevant Securities Intermediary or Depositary Bank that the relevant Lien Grantor may withdraw, or direct the disposition of, funds held therein unless and until the Agent rescinds such instruction. The Agent will not rescind such instructions (or provide any other instructions to the applicable Securities Intermediary or Depositary Bank) unless an Event of Default shall have occurred and be continuing and, upon the cure or waiver thereof, the Agent will again instruct the relevant Securities Intermediary or Depositary Bank that the relevant Lien Grantor may withdraw, or direct the disposition of, funds held therein unless and until the Agent rescinds such instruction.

     (e) No Lien Grantor will cause funds to be transferred from a Collateral Account to any other account owned by the Company or any of its Subsidiaries or Affiliates unless (i) such other account is a Collateral Account or (ii) such transfer is permitted by the Credit Agreement.

     (f) If an Event of Default shall have occurred and be continuing, the Agent may (i) retain, or instruct the relevant Securities Intermediary or Depositary Bank to retain, all cash and investments then held in any Collateral Account,
(ii) liquidate, or instruct the relevant Depositary Bank to liquidate, any or all investments held therein and/or (iii) withdraw any amounts held therein and apply such amounts as provided in Section 22.

     (g) If immediately available cash on deposit in all Collateral Accounts is not sufficient to make any distribution or withdrawal to be made pursuant hereto, the Agent will cause to be liquidated, as promptly as practicable, such investments held in or credited to one or more such Collateral Account as shall be required to obtain sufficient cash to make such distribution or withdrawal and, notwithstanding any other provision hereof, such distribution or withdrawal shall not be made until such liquidation has taken place.

     Section 18. Transfer of Record Ownership. (a) At any time when an Event of Default shall have occurred and be continuing, the Agent may (and to the extent that action by it is required, the relevant Lien Grantor, if directed to do so by the Agent, will as promptly as practicable):

          (i) cause each of the Pledged Securities (or any portion thereof specified in such direction) to be (x) transferred of record into the name of the Agent or its nominee or (y) credited to the relevant Lien Grantor's Investment Property Collateral Account; and

          (ii) cause the Financial Asset underlying each Pledged Security Entitlement to be credited to the relevant Lien Grantor's Investment Property Collateral Account;

provided that no such action shall be taken with respect to any capital stock of any Regulated Subsidiary unless any and all regulatory approvals required under applicable law shall have been obtained. Each Lien Grantor will take any and all actions reasonably requested by the Agent to facilitate compliance with this subsection.

     (b) Perfection upon Transfer of Record Ownership. If and when any Pledged Security (whether certificated or uncertificated) owned by such Lien Grantor is transferred of record into the name of the Agent or its nominee pursuant to
Section 18(a), (i) the Transaction Lien on such Pledged Security will be perfected, subject to no prior Liens or rights of others, (ii) the Agent will have Control of such Pledged Security and (iii) the Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof. If and when any Pledged Security owned by such Lien Grantor is credited to its Investment Property Collateral Account pursuant to Section 18(a), Section 13(h) will apply to the resulting Security Entitlement.

     (c) Provisions Inapplicable after Transfer of Record Ownership. If the provisions of Section 18(a) are implemented, Sections 13(b) and 13(c) shall not thereafter apply to (i) any Pledged Security that is registered in the name of the Agent or its nominee or (ii) any Security Entitlement in respect of which the Agent or its nominee is the Entitlement Holder.

     (d) Communications after Transfer of Record Ownership. The Agent will promptly give to the relevant Lien Grantor copies of any notices and other communications received by the Agent with respect to (i) Pledged Securities registered in the name of the Agent or its nominee and (ii) Pledged Security Entitlements as to which the Agent or its nominee is the Entitlement Holder.

     Section 19. Right to Vote Securities. (a) Unless an Event of Default shall have occurred and be continuing, each Lien Grantor will have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to any Pledged Security owned by it and the Financial Asset underlying any Pledged Security Entitlement owned by it, and the Agent will, upon receiving a written request from such Lien Grantor, promptly deliver (or cause to be delivered) to such Lien Grantor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any such Pledged Security that is registered in the name of the Agent or its nominee or any such Pledged Security Entitlement as to which the Agent or its nominee is the Entitlement Holder, in each case as shall be specified in such request and be in form and substance reasonably satisfactory to the Agent. Unless an Event of Default shall have occurred and be continuing, the Agent will have no right to take any action which the owner of a Pledged Partnership Interest or Pledged LLC Interest is entitled to take with respect thereto, except the right to receive payments and other distributions to the extent provided herein.

     (b) If an Event of Default shall have occurred and be continuing, the Agent will have the right to the extent permitted by law (and, in the case of a Pledged Partnership Interest or Pledged LLC Interest, by the relevant partnership agreement, limited liability company agreement, operating agreement or other governing document) to vote, to give consents, ratifications and waivers and to take any other action with respect to the Pledged Investment Property, the other Pledged Equity Interests (if any) and the Financial Assets underlying the Pledged Security Entitlements, with the same force and effect as if the Agent were the absolute and sole owner thereof, and each Lien Grantor will take all such action as the Agent may reasonably request from time to time to give effect to such right; provided that the Agent will not have the right to vote, to give consents, ratifications or waivers or to take any other action with respect to the capital stock of any Regulated Subsidiary, in each case to the extent that such action would require prior regulatory approval under applicable law, unless such approval shall have been granted.

     Section 20. Certain Cash Distributions. Cash Distributions with respect to assets held in a Collateral Account shall be deposited and held therein, or withdrawn therefrom, as provided in Section 17. Cash Distributions with respect to any Pledged Equity Interest or Pledged Debt that is not held in a Collateral Account (whether held in the name of a Lien Grantor or in the name of the Agent or its nominee) shall be deposited, promptly upon receipt thereof, in a Controlled Deposit Account of the relevant Lien Grantor; provided that, if an Event of

Default shall have occurred and be continuing, the Agent may deposit, or direct the recipient thereof to deposit, each such Cash Distribution in the relevant Lien Grantor's Cash Collateral Account.

     Section 21. Remedies upon Event of Default. (a) If an Event of Default shall have occurred and be continuing, the Agent may exercise (or cause its sub-agents to exercise) any or all of the remedies available to it (or to such sub-agents) under the Security Documents.

     (b) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Collateral and, in addition, the Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, withdraw all cash held in the Collateral Accounts and apply such cash as provided in Section 22 and, if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell, lease, license or otherwise dispose of the Collateral or any part thereof; provided that the right of the Agent to sell or otherwise dispose of the capital stock of any Regulated Subsidiary shall be subject to the Agent or the relevant Lien Grantor obtaining, to the extent necessary under applicable law, the prior approval of such sale or other disposition by the governmental body or official having jurisdiction with respect to such Regulated Subsidiary. Notice of any such sale or other disposition shall be given to the relevant Lien Grantor(s) as required by Section 24.

     (c) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing:

          (i) the Agent may license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Pledged intellectual property (including any Pledged Recordable Intellectual Property) throughout the world for such term or terms, on such conditions and in such manner as the Agent shall in its sole discretion determine; provided that such licenses or sublicenses do not conflict with any existing license of which the Agent shall have received a copy;

          (ii) the Agent may (without assuming any obligation or liability thereunder), at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Lien Grantor in, to and under any of its Pledged intellectual property and take or refrain from taking any action under any thereof, and each Lien Grantor releases the Agent and each other Secured Party from liability for, and agrees to hold the Agent and each other Secured Party free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and expenses arising from the Agent's or such Secured Party's gross negligence or willful misconduct; and

          (iii) upon request by the Agent (which shall not be construed as implying any limitation on its rights or powers), each Lien Grantor will execute and deliver to the Agent a power of attorney, in form and substance satisfactory to the Agent, for the implementation of any sale, lease, license or other disposition of any of such Lien Grantor's Pledged intellectual property or any action related thereto. In connection with any such disposition, but subject to any confidentiality restrictions imposed on such Lien Grantor in any license or similar agreement, such Lien Grantor will supply to the Agent its know-how and expertise relating to the relevant intellectual property or the products or services made or rendered in connection with such intellectual property, and its customer lists and other records relating to such intellectual property and to the distribution of said products or services.

     Section 22. Application of Proceeds. (a) If an Event of Default shall have occurred and be continuing, the Agent may apply (i) any cash held in the Collateral Accounts and (ii) the proceeds of any sale or other disposition of, or any collections (including in the form of interest, dividends, redemption payments and other distributions in respect of any D&O Loan Collateral or any Equity Interests) on, all or any part of the Collateral, in the following order of priorities:

          first, to pay the expenses of such sale or other disposition or collection, including reasonable compensation to agents of and counsel for the Agent, and all expenses, liabilities and advances incurred or made by the Agent in connection with the Security Documents, and any other amounts then due and payable to the Agent pursuant to Section 23 or pursuant to Sections 10.04 or 10.05 of the Credit Agreement;

          second, (x) if such proceeds or collections are received in respect of all or any part of the 1999 Facility Collateral, to pay the unpaid Secured Obligations in respect of the Tranche A-2 Term Borrowings and Tranche B-2 Term Borrowings, ratably to the extent of proceeds or collections so received until payment in full of all such Secured Obligations shall have been made and (y) if such proceeds or collections are received in respect of any of the D&O Loan Collateral, to pay the unpaid Secured Obligations in respect of the Tranche A-2 Term Borrowings, Tranche A-3 Term Borrowings, Tranche B-2 Term Borrowings and Tranche B-3 Term Borrowings, ratably to the extent of proceeds or collections so received until payment in full of all such Secured Obligations shall have been made;

          third, until such time as the Tranche A-2 Term Borrowings and the Tranche B-2 Term Borrowings shall have been repaid in an aggregate principal amount equal to $32,500,000 pursuant to Section 2.08(d) of the Credit Agreement or pursuant to this clause third, to pay unpaid Secured Obligations in respect of the Tranche A-2 Term Borrowings and Tranche B-2 Term Borrowings ratably to the extent of proceeds so received until payment in full of such Secured Obligations shall have been made;

          fourth, to pay the unpaid principal of the Secured Obligations ratably, until payment in full of the principal of all Secured Obligations shall have been made;

          fifth, to pay ratably all interest (including Post-Petition Interest) on the Secured Obligations;

          sixth, to pay all other Secured Obligations ratably, until payment in full of all such other Secured Obligations shall have been made; and

          finally, to pay to the relevant Lien Grantor, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it;

provided that Collateral owned by a Subsidiary Guarantor and any proceeds thereof shall be applied pursuant to the foregoing clauses first, second, third, fourth, fifth and sixth only to the extent permitted by the limitation in
Section 2(i). The Agent may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

     (b) In making the payments and allocations required by this Section, the Agent may rely upon information supplied to it pursuant to Section 26(h). All distributions made by the Agent pursuant to this Section shall be final (except in the event of manifest error) and the Agent shall have no duty to inquire as to the application by any Secured Party of any amount distributed to it.

     Section 23. Fees and Expenses; Indemnification. (a) The Company will promptly upon demand (together with, in the case of clauses (i), (ii) and (iv) below, if requested by the Company, backup documentation supporting such demand) pay to the Agent:

          (i) the amount of any taxes that the Agent may have been required to pay by reason of the Transaction Liens or to free any Collateral from any other Lien thereon;

          (ii) the amount of any and all reasonable out-of-pocket expenses, including transfer taxes and reasonable fees and expenses of counsel and other experts, that the Agent may incur in connection with (x) the administration or enforcement of the Security Documents, including such expenses as are incurred to preserve the value of the Collateral or the validity, perfection, rank or value of any Transaction Lien, (y) the collection, sale or other disposition of any Collateral or (z) the exercise by the Agent of any of its rights or powers under the Security Documents;

          (iii) the amount of any fees that the Company shall have agreed in writing to pay to the Agent and that shall have become due and payable in accordance with such written agreement; and

          (iv) the amount required to indemnify the Agent for, or hold it harmless and defend it against, any loss, liability or expense (including the reasonable fees and expenses of its counsel and any experts or sub-agents appointed by it hereunder) incurred or suffered by the Agent in connection with the Security Documents, except to the extent that such loss, liability or expense arises from the Agent's gross negligence or willful misconduct or a breach of any duty that the Agent has under this Agreement (after giving effect to Sections 25 and 26).

Any such amount not paid to the Agent on demand will bear interest for each day thereafter until paid at a rate per annum equal to 5.25% plus the Base Rate.

     (b) If any transfer tax, documentary stamp tax or other tax is payable in connection with any transfer or other transaction provided for in the Security Documents, the Company will pay such tax and provide any required tax stamps to the Agent or as otherwise required by law.

     (c) The Company shall indemnify each of the Secured Parties, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") against, and hold each Indemnitee harmless from, any and all liabilities, losses, damages, costs and expenses of any kind (including reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and reasonable fees and disbursements of counsel) arising out of, or in connection with any and all Environmental Claims. Without limiting the generality of the foregoing, each Lien Grantor waives all rights for contribution and all other rights of recovery with respect to liabilities, losses, damages, costs and expenses arising under or related to Environmental Laws that it might have by statute or otherwise against any Indemnitee.

     Section 24. Authority to Administer Collateral. Each Lien Grantor irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of such Lien Grantor, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at the Company's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default shall have occurred and be continuing, all or any of the following powers with respect to all or any of such Lien Grantor's
Collateral:

          (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

          (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

          (c) to sell, lease, license or otherwise dispose of the same or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof, and

          (d) to extend the time of payment of any or all thereof and to make any allowance or other adjustment with reference thereto;

provided that, except in the case of Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent will give the relevant Lien Grantor at least ten days' prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. Any such notice shall (i) contain the information specified in UCC Section 9-613, (ii) be Authenticated and (iii) be sent to the parties required to be notified pursuant to UCC Section 9-611(c); provided that, if the Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.

     Section 25. Limitation on Duty in Respect of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, the Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Agent in good faith, except to the extent that such liability arises from the Agent's gross negligence or willful misconduct.

     Section 26. General Provisions Concerning the Agent. (a) Appointment and Authorization; "Agent". The Agent is hereby irrevocably appointed, designated and authorized to take such actions under the provisions of this Agreement and each other Security Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Security Document, together with such actions and powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Security Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Security Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Security Documents with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

     (b) Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Security Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct. The exculpatory provisions of Section 25 and this Section shall apply to any such agent, employee or attorney-in-fact.

     (c) Liability of Agent. No Agent-Related Person shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Security Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein) or (ii) be responsible in any manner to any Secured Party for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate thereof, or any officer thereof, contained herein or in any other Security Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Security Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Security Document, or for any failure of the Company or any Subsidiary or Affiliate thereof or any other party to any Security Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Security Document, or to inspect the properties, books or records of the Company or any Subsidiary or Affiliate thereof. The Agent shall not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of any Transaction Lien, whether impaired by operation of law or by reason of any action or omission to act on its part under the Security Documents.

     (d) Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company or any Subsidiary), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under any Security Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Secured Parties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Security Document in accordance with a request or consent of the Required Banks (or such other number of Banks as may be expressly required hereby or by the Credit Agreement in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties.

     (e) Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Secured Party or the Company referring to the Credit Agreement, describing such Default and stating that such notice is a "notice of default." The Agent will notify the Secured Parties of its receipt of any such notice. The Agent shall take such action with respect to such Default as may be directed by the Required Banks in accordance with Article 8 of the Credit Agreement; provided, however, that unless and until the Agent has received any such direction, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of the Secured Parties.

     (f) Agent in Individual Capacity. BofA and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company or any of its Subsidiaries and their respective Affiliates as though BofA were not the Agent hereunder and without notice to or consent of the Secured Parties. The Secured Parties acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Company or its Subsidiaries or Affiliates (including information that may be subject to confidentiality obligations in favor of the Company, such Subsidiary or such Affiliate) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Secured Party and may exercise such rights and powers as though it were not the Agent, and the terms "Secured Party" and "Secured Parties" include BofA in its individual capacity.

     (g) Successor Agent. The Agent may resign as Agent upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, the Required Banks shall appoint from among the Banks a successor administrative agent for the Secured Parties, which successor administrative agent shall be consented to by the Company at all times other than during the existence of an Event of Default (which consent of the Company shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor administrative agent from among the Banks. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor administrative agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section, Article 9 of the Credit Agreement and Section 10.04 and 10.05 of the Credit Agreement shall inure to its benefit and to the benefit of the Agent-Related Persons as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor administrative agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Banks appoint a successor agent as provided for above.

     (h) Information as to Secured Obligations and Actions by Secured Parties. For all purposes of the Security Documents, including determining the amounts of the Secured Obligations or whether any action has been taken under any Secured Agreement, the Agent will be entitled to rely on information from (i) its own records for information as to the Banks, their Secured Obligations and actions taken by them; (ii) any Secured Party for information as to its Secured

Obligations and actions taken by it, to the extent that the Agent has not obtained such information from the foregoing sources; and (iii) the Company, to the extent that the Agent has not obtained information from the foregoing sources.

     (i) Within two Business Days after it receives or sends any notice referred to in this subsection, the Agent shall send to the Banks and each Secured Party Requesting Notice, copies of any notice given by the Agent to any Lien Grantor, or received by it from any Lien Grantor, pursuant to Section 21, 22, 24, 26(g), or 27.

     (j) The Agent may refuse to act on any notice, consent, direction or instruction from any Secured Parties or any agent, trustee or similar representative thereof that, in the Agent's opinion, (i) is contrary to law or the provisions of any Security Document, (ii) may expose the Agent to liability (unless the Agent shall have been indemnified, to its reasonable satisfaction, for such liability by the Secured Parties that gave such notice, consent, direction or instruction) or (iii) is unduly prejudicial to Secured Parties not joining in such notice, consent, direction or instruction.

     Section 27. Termination of Transaction Liens; Release of Collateral. (a) The Transaction Liens granted by each Subsidiary Guarantor shall terminate when its Secured Guarantee is released pursuant to Section 2(c).

     (b) The Transaction Liens granted by the Company shall terminate when all the Release Conditions are satisfied.

     (c) At any time before the Transaction Liens granted by the Company terminate, the Agent may, at the written request of the Company, (i) release any Collateral (but not all or any substantial part of the Collateral) with the prior written consent of the Required Banks or (ii) release all or any substantial part of the Collateral with the prior written consent of each Bank; provided that (w) any release of any 1999 Facility Collateral (but not all or any substantial part of the 1999 Facility Collateral) shall also require the prior written consent of the Required 1999 D&O Banks (provided that no such consent shall be required in connection with the Proposed CIHC Transactions),
(x) any release of all or any substantial part of the 1999 Facility Collateral shall also require the prior written consent of each Tranche A-2 Bank and Tranche B-2 Bank, (y) any release of any D&O Loan Collateral (but not all or any substantial part of the D&O Loan Collateral) shall also require the prior written consent of the Required D&O Banks and (z) any release of all or any substantial part of the D&O Loan Collateral shall also require the prior written consent of each Tranche A-2 Bank, Tranche A-3 Bank, Tranche B-2 Bank and Tranche B-3 Bank.

     (d) Concurrently with any sale, lease or other disposition (except a sale or disposition to another Lien Grantor or a lease) permitted by the proviso to
Section 5(e), the Transaction Liens on the assets sold or disposed of (but not in any Proceeds arising from such sale or disposition) will cease immediately without any action by the Agent or any other Secured Party.

     (e) Upon any termination of a Transaction Lien or release of Collateral, the Agent will, at the expense of the relevant Lien Grantor, execute and deliver to such Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the termination of such Transaction Lien or the release of such Collateral, as the case may be.

     Section 28. Additional Subsidiary Guarantors and Lien Grantors. Any Subsidiary may become a party hereto by signing and delivering to the Agent a Security Agreement Supplement, whereupon such Subsidiary shall become a "Subsidiary Guarantor" and a "Lien Grantor" as defined herein.

     Section 29. Notices. (a) Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number (provided that any matter transmitted by the Company by facsimile (1) shall be immediately confirmed by a telephone call to the recipient at the number specified below and
(2) shall be followed promptly by delivery of a hard copy original thereof) or (subject to subsection (c) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

          (i) if to the Company or the Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on
     Schedule 10.02 of the Credit Agreement or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties;

          (ii) if to any Bank, to the Agent to be forwarded to such Bank at its address, facsimile number, electronic mail address or telephone number specified in its administrative questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Company and the Agent;

          (iii) if to any Subsidiary Guarantor listed on the signature pages hereof, to the Company as set forth above to be forwarded to such Subsidiary Guarantor at its address, facsimile number, electronic mail address or telephone number designated by such party in a notice to the Company;

          (iv) if to any other Subsidiary Guarantor, to the address, facsimile number, electronic mail address or telephone number specified for such Person in its first Security Agreement Supplement or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

          (v) if to any Secured Party Requesting Notice, to such address, facsimile number, electronic mail address or telephone number as such party may hereafter specify for the purpose by notice to the Agent.

     All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

     (b) This Agreement and the other Security Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on the Company, all Subsidiary Guarantors, the Secured Parties and the Agent. The Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

     (c) Electronic mail and Internet and intranet websites may be used only to distribute routine communications and to distribute this Agreement and other Security Documents for execution by the parties thereto, and may not be used for any other purpose.

     (d) The Agent and the Banks shall be entitled to rely and act upon any notices purportedly given by or on behalf of the Company or any Subsidiary Guarantor even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Company and the Subsidiary Guarantors shall jointly and severally indemnify each Agent-Related Person and each Secured Party from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Company or any Subsidiary Guarantor; provided that such indemnity shall not, as to any Person, be available to the extent that such losses, costs, expenses or liabilities are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Person. All telephonic notices to and other communications with the Agent may be recorded by the Agent, and each of the parties hereto hereby consents to such recording.

     Section 30. No Implied Waivers; Remedies Not Exclusive. No failure by the Agent or any Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Security Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any Secured Party of any right or remedy under any Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Loan Documents are cumulative and are not exclusive of any other rights or remedies provided by law.

     Section 31. Successors and Assigns. This Agreement is for the benefit of the Agent and the Secured Parties. If all or any part of any Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights hereunder, to the extent applicable to the obligation so transferred, shall be automatically transferred with such obligation. This Agreement shall be binding on the Lien Grantors and their respective successors and assigns.

     Section 32. Amendments and Waivers. Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing entered into by the parties hereto, with the consent of such Banks as are required to consent thereto under Section
10.01 of the Credit Agreement; provided that in no event shall any waiver, amendment, modification or termination change any provision hereof in a manner that (i) by its terms adversely affects the rights of the Tranche A-2 Banks or Tranche B-2 Banks in respect of the 1999 Facility Collateral or pursuant to clause third of Section 22(a) without the prior written consent of the Required 1999 D&O Banks and (ii) by its terms adversely affects the rights of the Tranche A-2 Banks, Tranche A-3 Banks, Tranche B-2 Banks or Tranche B-3 Banks in respect of the D&O Loan Collateral without the prior written consent of the Required D&O Banks.

     Section 33. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

     Section 34. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY SECURITY DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY SECURITY DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER SECURITY DOCUMENTS.

     Section 35. Severability. If any provision of any Security Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of the Security Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the Secured Parties in order to carry out the intentions of the parties thereto as nearly as may be possible and (ii) the invalidity or unenforceability of such provision in such jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                 CONSECO, INC.




                                 By:/s/William J. Shea
                                    --------------------------------------------
                                    Name:  William J. Shea
                                    Title: President and Chief Executive Officer


                                 BANK OF AMERICA, N.A., as Agent



                                 By:/s/Molly J. Oxford
                                    -----------------------------------------
                                    Name:  Molly J. Oxford
                                    Title: Vice President

                            Subsidiary Guarantors:

                                AMERICAN LIFE AND CASUALTY MARKETING
                                  DIVISION CO.
                                CDOC, INC.
                                CFIHC, INC.
                                CIHC, INCORPORATED
                                CONSECO GROUP RISK MANAGEMENT
                                  COMPANY
                                CONSECO MANAGEMENT SERVICES
                                  COMPANY
                                CONSECO MARKETING, L.L.C.
                                CONSECO SERVICES,

                                By:/s/ William J. Shea
                                   ---------------------------------
                                   Name:  William J. Shea
                                   Title: President


                                CODELINKS, LLC
                                By:  CIHC, Incorporated, its Manager


                                By:/s/ William J. Shea
                                   ---------------------------------
                                   Name:  William J. Shea
                                   Title: President




                                CONSECO CAPITAL MANAGEMENT, INC.
                                CONSECO MORTGAGE CAPITAL, INC.


                                By:/s/ Maxwell E. Bublitz
                                   ----------------------------------
                                   Name:  Maxwell E. Bublitz
                                   Title: President and Chief Executive Officer

                                 CONSECO EQUITY SALES, INC.
                                 PERFORMANCE MATTERS ASSOCIATES, INC.
                                 PERFORMANCE MATTERS ASSOCIATES OF
                                   TEXAS, INC.


                                 By:/s/ Daniel J. Murphy
                                    ----------------------------------
                                    Name:  Daniel J. Murphy
                                    Title: Senior Vice President and Treasurer




                                 CONSECO SERVICES, LLC
                                 By:  Conseco Management Services Company, its
                                        Manager


                                 By:/s/ William J. Shea
                                    ----------------------------------
                                    Name:  William J. Shea
                                    Title: President

                                                                     SCHEDULE 1

                 EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES
                         OWNED BY ORIGINAL LIEN GRANTORS
                           (as of the Effective Date)




                                                             Number of Shares/Units     Percentage Owned by
   Original Lien Grantor         Issuer (jurisdiction)        Held By Lien Grantor          Lien Grantor
---------------------------- ------------------------------ ------------------------- -------------------------
American Life and Casualty               None                         N/A                       N/A
Marketing Division Co. (IA)

CDOC, Inc. (DE)              CIHC, Incorporated of Texas    1,000 shares common stock           100
                                         (TX)

CFIHC, Inc. (DE)             Conseco Global Investments,    100 shares common stock             100
                             Inc. (DE)

                             Conseco Mortgage Capital,      100 shares common stock             100
                             Inc. (DE)

                             Conseco Private Capital        100 shares common stock             100
                             Group, Inc. (IN)

                             Marketing Distribution         3,000 shares common stock           100
                             Systems Consulting Group,
                             Inc. (DE)

                             Performance Matters            1,000 shares common stock           100
                             Associates, Inc. (DE)

CIHC, Incorporated (DE)      Administrators Service         1,000 shares common stock           100
                             Corporation (IL)

                             American Life and Casualty     1,000 shares common stock           100
                             Marketing Division Co. (IA)

                             Automobile Underwriters        438,000 shares common stock         100
                             Corporation (IA)

                             Bankers National Life          250,000 shares common stock         100
                             Insurance Company (TX)



                                                             Number of Shares/Units     Percentage Owned by
   Original Lien Grantor         Issuer (jurisdiction)        Held By Lien Grantor          Lien Grantor
---------------------------- ------------------------------ ------------------------- -------------------------

                             Business Information Group,    100,000 shares                      100
                             Inc. (IL)                      common stock

                             CFIHC, Inc. (DE)               100 shares common                   100
                                                            stock

                             CNC Entertainment Nevada,      500 shares common                   100
                             Inc. (NV)                      stock

                             CNC Real Estate, Inc. (DE)     100 shares common                   100
                                                            stock

                             CTIHC, Inc. (DE)               100 shares common                   100
                                                            stock

                             Codelinks Data Services        499,980 equity shares(3)           99.006
                             Private Limited (India)(7)

                             Codelinks, LLC (IN)            Uncertificated                      100

                             Conseco Entertainment L.L.C.   Uncertificated                       1
                             (IN)(1)

                             Conseco Group Risk             1,000 shares common                 100
                             Management Company (MS)        stock

                             Conseco Health Services,       100 shares common stock             100
                             Inc. (PA)

                             Conseco L.L.C. (DE)(2)         Uncertificated                       90

                             Conseco Life Insurance         250,000 shares common               100
                             (Bermuda) Limited (Bermuda)    stock(3)

-------------------------
1 CIHC, Incorporated holds 1% of the outstanding equity interests in Conseco Entertainment L.L.C. The remaining 99% is held by Conseco Entertainment, Inc., an Immaterial Subsidiary.

2 CIHC, Incorporated holds 90% of the outstanding equity interests in Conseco L.L.C. The remaining 10% is held by Conseco, Inc.

3 Under the terms of the Loan Documents, the Agent will only receive a pledge of 65% of the outstanding stock of this entity.


                                                             Number of Shares/Units     Percentage Owned by
   Original Lien Grantor         Issuer (jurisdiction)        Held By Lien Grantor          Lien Grantor
---------------------------- ------------------------------ ------------------------- -------------------------
                             Conseco Life Insurance         700,000 shares                      100
                             Company of Texas (TX)          common stock

                             Conseco Management Services    48,150 shares common                100
                             Company (TX)                   stock

                             Conseco Securities, Inc. (DE)  1,500 shares common                 100
                                                            stock

                             Conseco Services, LLC (IN)(4)  Uncertificated                      89.1

                             Conseco Teleservices, Inc.     1,000 shares common                 100
                             (DE)                           stock

                             Conseco Travel and Event       1,000 shares common                 100
                             Services, Inc. (CO)            stock

                             Consumer Acceptance            22,522,000 shares                   100
                             Corporation (IN)               common stock

                             Design Benefit Plans, Inc.     1,000,000 shares of                 100
                             (IL)                           voting common stock

                             Design Securities              26,000 shares of                    100
                             Corporation (DE)               common stock

                             Direct Financial Services,     1,000 shares common                 100
                             Inc. (IL)                      stock

                             Eagles' National Corporation   164,191 shares                      100
                             (KY)                           common stock

                             Geneva International           100,000 shares of                   100
                             Insurance Company (Turks &     common stock(3)
                             Caicos)

                             Hawthorne Advertising Agency   1,000 shares common                 100
                             Incorporated (PA)              stock

                             Independent Processing         1,000 shares common                 100
                             Services, Inc. (DE)            stock

---------------------
4 CIHC, Incorporated holds 89.1% of the outstanding equity interests in Conseco Services LLC. The remaining 10.9% of the interests are held by Conseco, Inc. (9.9%) and Conseco Management Services Company holds (1%).

                                                             Number of Shares/Units     Percentage Owned by
   Original Lien Grantor         Issuer (jurisdiction)        Held By Lien Grantor          Lien Grantor
---------------------------- ------------------------------ ------------------------- -------------------------
                             Integrated Networks, Inc.      1,000 shares common                 100
                             (IL)                           stock

                             K.F. Agency, Inc. (IL)         500 shares common                   100
                                                            stock

                             K.F. Insurance Agency of       1,000 shares common                 100
                             Massachusetts, Inc. (MA)       stock

                             NAL Financial Group, Inc.      1,000 shares class A                100
                             (DE)                           common stock
                                                            1,000 shares class B
                                                            common stock
                                                            5,000,000 shares Series
                                                            A preferred stock

                             PL Holdings, Inc. (NV)         1000 shares common                  100
                                                            stock

                             ResortPort Holding of          100 shares common                   100
                             Delaware, Inc. (DE)            stock

                             Target Ad Group, Inc. (IL)     1,000 shares of common              100
                                                            stock

Codelinks, LLC (IN)                      None                         N/A                       N/A

Conseco Capital                          None                         N/A                       N/A
Management, Inc. (DE)

Conseco Equity Sales, Inc.               None                         N/A                       N/A
(TX)

Conseco Group Risk                       None                         N/A                       N/A
Management Company (MS)

Conseco Management           Conseco Services, LLC          Uncertificated                       1
Services Company             (IN)(4)
(TX)

                             Conseco Marketing, L.L.C.      Uncertificated                       1
                             (IN)(5)





                                                             Number of Shares/Units     Percentage Owned by
   Original Lien Grantor         Issuer (jurisdiction)        Held By Lien Grantor          Lien Grantor
---------------------------- ------------------------------ ------------------------- -------------------------

Conseco Marketing, L.L.C.                None                         N/A                       N/A
(IN)

Conseco Mortgage Capital,                None                         N/A                       N/A
Inc. (DE)

Conseco Services, LLC (IN)   Conseco Marketing, L.L.C.      Uncertificated                       90
                             (IN)(5)

Conseco, Inc. (DE)           CDOC, Inc. (DE)                100 shares common stock             100

                             CIHC, Incorporated (DE)(6)     1,000 shares common                  *6
                                                            stock

                             Codelinks Data Services        20 equity shares(3)                .004
                             Private Limited (India) (7)

                             Conseco Capital Management,    100 shares common stock             100
                             Inc. (DE)

                             Conseco Entertainment Inc.     100 shares common stock             100
                             (IN)

                             Conseco Equity Sales, Inc.     10,000 shares common                100
                             (TX)                           stock

                             Conseco HPLP, L.L.C. (IN)(8)   Uncertificated                       99

                             Conseco L.L.C. (DE)(2)         Uncertificated                       10

---------------------------
5 Conseco Management Services Company holds 1% of the outstanding equity interests in Conseco Marketing, L.L.C. The remaining 10% of the interests are held by Conseco, Inc. (9%) and Conseco Services, LLC (90%).

6 Conseco, Inc. (DE) holds 1,000 of the 1,001.041 shares of the outstanding common stock in CIHC, Incorporated. The remaining 1.041 shares of common stock are owned by Conseco Annuity Assurance Company. The following entities own preferred stock in CIHC, Incorporated: Bankers Life and Casualty Company; Conseco Annuity Assurance Company; Conseco Life Insurance Company; and, Washington National Insurance Company.

7 CIHC, Incorporated holds 99.006% of the outstanding equity interests in Codelinks Data Services Private Limited. The remaining .004% is held by Conseco, Inc. (DE).

8 Conseco, Inc. holds 99% of the outstanding equity interests in Conseco HPLP, L.L.C. The remaining 1% is held by Conseco Entertainment, Inc., an Immaterial Subsidiary.

                                                             Number of Shares/Units     Percentage Owned by
   Original Lien Grantor         Issuer (jurisdiction)        Held By Lien Grantor          Lien Grantor
---------------------------- ------------------------------ ------------------------- -------------------------

                             Conseco Marketing, L.L.C.      Uncertificated                       9
                             (IN)(5)

                             Conseco Risk Management,       100 shares common stock             100
                             Inc. (IN)

                             Conseco Services, LLC (IN)(4)  Uncertificated                      9.9

Design Benefit Plans, Inc.   Continental Marketing          1,000 shares common stock           100
(IL)                         Corporation of Illinois,
                             Inc. (IL)

Performance Matters          Performance Matters            20,000 shares common                100
Associates, Inc. (DE)        Associates of Kansas, Inc.     stock
                             (KS)

                             Performance Matters            1,000 shares common stock           100
                             Associates of Ohio, Inc. (OH)

                             Performance Matters            1,000 shares common stock           100
                             Associates of Texas, Inc.
                             (TX)
Performance Matters                      None                         N/A                       N/A
Associates of Texas, Inc.
(TX)

Specialty Planners, Inc.                 None                         N/A                       N/A
(CA)


                                                                      SCHEDULE 2

                            OTHER INVESTMENT PROPERTY
          (other than Equity Interests in Subsidiaries and Affiliates)
                         OWNED BY ORIGINAL LIEN GRANTORS
                           (as of the Effective Date)


                              PART 1 -- Securities


                                                               Location of
        Owner of Securities           Issuer                   Security
        ----------------------------- ------------------------ -----------------
        Conseco Capital               Conseco Fund Group       Book entry at
        Management, Inc.              Mutual Funds             Transfer Agent
                                                               (US Bancorp)


        Conseco Capital               Conseco StockCar         Book entry at
        Management, Inc.              Stock Fund               Transfer Agent
                                                               (US Bankcorp)

        Conseco, Inc.                 Conseco Strategic        Book entry at
                                      Income Fund              Transfer Agent
                                                               (PFPC)



                          PART 2 -- Securities Accounts

The Original Lien Grantors own Security Entitlements with respect to Financial Assets credited to the following Securities Accounts:

               Owner                   Securities Intermediary               Account Type
-------------------------------------  ------------------------------------  ---------------------
American Life and Casualty             The Bank of New York                  Custody
Marketing Division Co.

American Life & Casualty Marketing     Mellon Bank, N.A.                     Custody
Division Co.

CDOC, Inc.                             The Bank of New York                  Custody


CFIHC, Inc.                            The Bank of New York                  Custody


CIHC, Incorporated                     The Bank of New York                  Custody

CIHC, Incorporated                     Mellon Bank, N.A.                     Custody

Conseco Capital Management, Inc.       The Bank of New York                  Custody

Conseco Capital Management, Inc.       Mellon Bank, N.A.                     Custody

Conseco Group Risk Management          The Bank of New York                  Custody
Company

Conseco Mortgage Capital, Inc.         The Bank of New York                  Custody


Conseco Mortgage Capital, Inc.         Mellon Bank, N.A.                     Custody

Conseco Services, LLC                  The Bank of New York                  Custody


Conseco Services, LLC                  Mellon Bank, N.A.                     Custody

Conseco, Inc.                          The Bank of New York                  Custody

Design Benefit Plans, Inc.             BNY Midwest Trust Company             Custody
                                       (formerly known as CTC Illinois
                                       Trust Company)


                          PART 3 -- Commodity Accounts

The Original Lien Grantors are Commodity Customers with respect to the following Commodity Accounts:

None.

                                                                      SCHEDULE 3

                         MATERIAL COMMERCIAL TORT CLAIMS


None.

                                                                      SCHEDULE 4

                            1999 FACILITY COLLATERAL


"1999 Facility Collateral" means:

(i) all right, title and interest of the Company in, to and under the following property of the Company, whether now owned or existing or hereafter acquired or arising and regardless of where located:

         (a) prior to the consummation of the Proposed CIHC Transactions, all Equity Interests in CIHC;

         (b) following the consummation of the Proposed CIHC Transactions, all Equity Interests in New Holdco; and

         (c)      all Equity Interests in Conseco Capital Management, Inc.
                  ("CCM").

(ii) all right, title and interest of CCM in, to and under the following property of CCM, whether now owned or existing or hereafter acquired or arising and regardless of where located: all Accounts, Chattel Paper, any Commercial Tort Claims described in Schedule 3 to the Security Agreement, Deposit Accounts, Documents, Equipment, General Intangibles (including any Equity Interests in other Persons that do not constitute Investment Property), Instruments, Inventory, Investment Property, Letter-of-Credit Rights, books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of CCM pertaining to any of its Collateral and CCM's ownership interest in (A) its Collateral Accounts, (B) all Financial Assets credited to its Collateral Accounts from time to time and all Security Entitlements in respect thereof, (C) all cash held in its Collateral Accounts from time to time and (D) all other money of CCM in the possession of the Agent; and

(iii) all Proceeds of the Collateral described in the foregoing clauses (i) and (ii);

provided that any property that is excluded from the security interests pursuant to the proviso at the end of Section 3(a) of the Security Agreement shall also be excluded from the definition of "1999 Facility Collateral".